UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026
___________________________________
Gemini Space Station, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Nevada (State or other jurisdiction of incorporation or organization)	001-42836 (Commission File Number)	33-3263417 (I.R.S. Employer Identification Number)
600 Third Avenue, 2nd Floor New York, NY 10016[1]
(Address of principal executive offices) (Zip code)
(646) 751-4401
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	GEMI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     ☐
1 We use this address for receiving mail and correspondence to our principal executive office located in New York, NY.

Item 2.02    Results of Operations and Financial Condition.
Preliminary Estimates of Results of Operations for the Year Ended December 31, 2025

The consolidated financial statements as of and for the year ended December 31, 2025 of Gemini Space Station, Inc. (“Gemini,” the “Company,” “we,” “our,” or “us”) are not yet available. Set forth below are certain preliminary unaudited estimates of the results of operations that we expect to report for our year ended December 31, 2025, as compared to certain results of operations for the year ended December 31, 2024. Our actual results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments, and other developments that may arise between now and the time the financial results for our year end are finalized.

The following are preliminary estimates as of and for the year ended December 31, 2025:
•As of December 31, 2025 we served approximately 600,000 Monthly Transacting Users (“MTUs”), an increase of 17% relative to the number of MTUs we served as of December 31, 2024.

•For the year ended December 31, 2025, net revenue is expected to be between $165 million and $175 million as compared to $141 million for the year ended December 31, 2024. The estimated increase in net revenue is primarily attributable to higher services revenue, driven by growth in credit card revenue. Transaction revenue is expected to be between $93 million and $99 million and services revenue is expected to be between $72 million and $76 million.

•For the year ended December 31, 2025, we expect to incur total operating expenses of between $520 million and $530 million as compared to $308 million for the year ended December 31, 2024. The estimated increase in operating expenses is primarily due to higher personnel-related costs, including stock-based compensation, and investments in technology, general and administrative expenses and marketing investments to support the Company’s strategic initiatives.

•For the year ended December 31, 2025, Adjusted EBITDA is expected to be between $(267) million and $(257) million. This range includes net realized and unrealized losses, which are expected to be between $30 million and $35 million. Adjusted EBITDA is a non-GAAP financial measure - see “Non-GAAP Financial Measure” below for a reconciliation to the most directly comparable GAAP measure.

We define an MTU as any retail or institutional user who has engaged in any revenue-generating activity or whose account otherwise generated revenue for the Company in the trailing thirty days, including transacting on our spot or derivatives exchange, holding a digital asset or fiat balance in a Gemini exchange account that generates revenue for the Company, holding a digital asset balance in a Gemini Custody account, holding a balance in our pooled Staking product, making a transaction or holding a balance on the Gemini Credit Card, or completing a fiat (wire) or digital asset withdrawal from our platform. MTUs also engage in transactions that are non-revenue generating, such as consumers sending and receiving crypto assets between wallets.

We have provided a range for the preliminary results described above and below primarily because our financial closing procedures for the year ended December 31, 2025 are not yet complete. As a result, there is a possibility that our final results will vary from these preliminary estimates. We currently expect that our final results will be within the ranges described. It is possible, however, that our final results will not be within the ranges we currently estimate. We undertake no obligation to update or supplement the information provided herein until we release our results of operations for the year ended December 31, 2025. Our independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to this financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Non-GAAP Financial Measure

Management believes that Adjusted EBITDA, which is a measure not presented in accordance with GAAP, provides investors with additional useful information in evaluating our performance. We use this non-GAAP measure internally to evaluate performance and to make financial, investment and operational decisions. We believe that presentation of this non-GAAP measure provides investors with greater transparency with respect to our operating results and that this measure is useful for period-to-period comparisons of results. Management also believes that providing this non-GAAP measure helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such matters.

We define Adjusted EBITDA as net income (loss), adjusted to exclude provision for (benefit from) income taxes, interest expense, depreciation and amortization, stock-based compensation expense, impairment, non- recurring legal contingencies, settlement and related costs, change in fair value on related party convertible notes, change in fair value on related party loans, and unrealized foreign exchange loss (gain). Among other non-cash and non-recurring items, Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other non-GAAP measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as a tool for comparison. A reconciliation of Adjusted EBITDA is provided below to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Reconciliation of Net Loss to Adjusted EBITDA

($ in millions)	Low	High
Net loss	$(602)	$(587)
Adjusted to exclude the following:
Provision for (benefit from) income taxes	(6)	(6)
Depreciation and amortization	31	31
Interest expense	70	70
Stock-based compensation expense	90	85
Impairment	1	1
Non-recurring legal contingencies, settlements, and related costs	6	6
Change in fair value on related party convertible notes	26	26
Change in fair value on related party loans	119	119
Unrealized foreign exchange loss (gain)	(2)	(2)
Adjusted EBITDA	$(267)	$(257)

The information furnished with Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2026, the Company announced that it will be parting ways with each of Marshall Beard, Chief Operating Officer, Dan Chen, Chief Financial Officer, and Tyler Meade, Chief Legal Officer, each effective as of February 17, 2026 (the “Effective Date”). We expect to enter into a separation agreement with each of these individuals with potential eligibility to provide additional transition services for a limited period of time in exchange for continued base salary and employee benefits for the duration of such period (but not including any additional incentives). In addition, Marshall Beard resigned from his role as a member of the Company’s Board of Directors (the “Board”), effective as of the Effective Date. Mr. Beard’s resignation was not the result of any disagreement between Mr. Beard and the Company on any matter relating to the Company’s operations, policies, or practices.

The Company does not intend to appoint a successor Chief Operating Officer at this time. Many of the duties previously performed by Mr. Beard, including revenue-generating responsibilities, will be assumed by Cameron Winklevoss in addition to his existing responsibilities.

The Board has unanimously appointed Danijela Stojanovic as Interim Chief Financial Officer of the Company, effective as of the Effective Date, which is the date that Dan Chen will cease to be the Company’s Chief Financial Officer. Ms. Stojanovic, 44, has served as the Company’s Chief Accounting Officer since May 2025. Prior to joining the Company, Ms. Stojanovic served in senior finance and accounting leadership roles at Blue Apron Holdings, Inc. from 2015 to 2024, most recently as Senior Vice President, Finance and Accounting. During her tenure she led SEC reporting, technical accounting, equity compensation, and implementation of internal control frameworks. She supported Blue Apron’s initial public offering in 2017, ongoing public company reporting and governance processes, and strategic transactions, including the company’s sale in November 2023. Earlier in her career, Ms. Stojanovic was a manager at PricewaterhouseCoopers in New York where she led audit engagements for public and private companies in accordance with PCAOB standards. She began her career with PricewaterhouseCoopers in Sweden. Ms. Stojanovic is a Certified Public Accountant licensed in the State of New York. In accordance with the Company’s customary practice, the Company will enter into its standard form of indemnification agreement with Ms. Stojanovic, which agreement has previously been filed with the Securities and Exchange Commission. In connection with her appointment as the Company’s Interim Chief Financial Officer, Ms. Stojanovic is eligible for the following compensation, (i) an annual base salary of $450,000 and (ii) a restricted stock unit award of 132,275 shares of the Company’s Class A common stock (the “RSU Award”) to be granted in connection with her appointment, subject to Compensation Committee approval. The RSU Award is expected to vest on quarterly basis over a two-year period, subject to Ms. Stojanovic providing continued services to the Company on each applicable vesting date. There are no arrangements or understandings between Ms. Stojanovic and any other person pursuant to which Ms. Stojanovic was appointed to serve as the Company’s Interim Chief Financial Officer. There are no family relationships between Ms. Stojanovic and any director or executive officer of the Company. Ms. Stojanovic has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Board has unanimously appointed Kate Freedman as Interim General Counsel of the Company, effective as of the Effective Date, which is the date that Tyler Meade will cease to be the Company’s Chief Legal Officer. Ms. Freedman, 43, has served as the Company’s Associate General Counsel and Corporate Secretary since November 2025. From 2024 to November 2025, she served as the Company’s Senior Corporate Counsel. Prior to joining the Company in 2024, Ms. Freedman served as Assistant General Counsel of Stash Financial, Inc., an AI-enabled digital financial services company. In accordance with the Company’s customary practice, the Company will enter into its standard form of indemnification agreement with Ms. Freedman, which agreement has previously been filed with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s preliminary estimated results of operations for the year ended December 31, 2025; management changes, including the departure of certain executive officers and related separation agreements and the appointment of interim officers; and other statements regarding the Company’s future operations, financial condition, and prospects. Forward-looking statements are based on management’s current expectations, assumptions, and projections based on information available at the time the statements are made.

These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: the Company’s ability to successfully execute its business strategy and generate future profitability; the Company’s completion of its financial closing procedures for the year ended December 31, 2025; the Company’s ability to enter into acceptable separation agreements with former executive officers; potential adverse impacts on the Company’s business, results of operations, customer relationships, and employee retention; and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI SPACE STATION, INC.
Date:	February 17, 2026
		By:	/s/ Tyler Winklevoss
		Name:	Tyler Winklevoss
		Title:	Chief Executive Officer